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                             BANK ONE, TEXAS, N.A.
                                   910 Travis
                              Houston, Texas 77002

                            PARTICIPATION AGREEMENT

                                November 4, 1998

BOCP Energy Partners, L.P.
150 E. Gay Street, 24th Floor
Colombus, Ohio  43215

Dear Sirs:

       Bank One, Texas, N.A. ("Bank One") has entered into that certain Letter Loan Agreement dated July 17, 1997 (as from time to time amended, supplemented or restated, including by the herein defined Current Amendment, the "Loan Agreement") with Texstar Petroleum, Inc., a Texas corporation ("Borrower"), pursuant to which Borrower executed that certain Promissory Note of even date with the Current Amendment payable to the order of Bank One in the original principal amount of $10,000,000 (the "Note"). As of the date hereof, the aggregate unpaid amount of all outstanding principal advances under the Loan Agreement is $3,201,224.60 (the "Outstanding Advances"). Bank One has submitted to BOCP Energy Partners, L.P. ("Participant") copies of the Loan Agreement and the Note (both the original documents and all amendments and supplements thereto, including that certain Third Amendment to Letter Loan Agreement of even date herewith, which is herein called the "Current Amendment"). Reference is made to such instruments for descriptions of the rights and obligations of Borrower and Bank One thereunder, for definitions of terms used therein and herein and for all other terms and conditions of the Loan Agreement and all loans and advances thereunder (collectively, the "Loan"). The Current Amendment, among other things, creates a Tranche A ("Tranche A") and a Tranche B ("Tranche B") under the Loan Agreement. References in this Participation Agreement to Participant's "pro rata" share in the Loan or "pro rata share" of a designated sum or amount shall refer to that percentage of the Loan or of such sum or amount which is the same as the percentage determined by dividing (i) the amount of the unpaid principal balance of Tranche B, at the time in question, by (ii) the entire unpaid principal balance of the Loan at such time.

       This Participation Agreement will evidence and confirm the arrangement between Bank One and Participant whereby Bank One will allot and sell, and Participant will take and purchase, a 100% participation in Tranche B under the Loan Agreement and the related payment rights under the Note. Such participation (herein called the "Participation") is allotted and sold to, and is taken and purchased by, Participant for its own account and risk, on the following terms:

       Section 1. ADVANCES. Bank One has heretofore made, or immediately after execution of this Participation Agreement will make, an advance under Tranche B to Borrower in the principal

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BOCP Energy Partners, L.P.
November 4, 1998
Page 2

amount of $2,000,000, the making of which advance is hereby consented to and approved by Participant in all respects. In consideration of such advance under Tranche B, Participant will, on the date hereof, cause immediately available funds in the amount of such principal amount to be transferred to an account at Bank One designated by Bank One.

       Section 2. "LAST-OUT" PARTICIPATION. Whenever Bank One collects or receives money on account of the obligations owing under the Note or the Loan Agreement, whether purportedly with respect to Tranche A, Tranche B or otherwise, Bank One shall distribute all money so collected or received, and Bank One and Participant shall apply all such money so distributed, as follows:

       (a) first, for the payment to Bank One for all costs, expenses and disbursements incurred by Bank One which are owing pursuant to the Loan Agreement or any other document or instrument executed in connection therewith or as security therefor;

       (b) then for the payment of any interest due and owing under the Note with respect to Tranche A;

       (c) then for the payment or prepayment of principal and any other interest or other amounts owing under the Note with respect to Tranche A; and

       (d) then for the payment of any interest due and owing under the Note with respect to Tranche B;

       (e) last (upon the payment in full of all principal, interest and other amounts owing under the Note with respect to Tranche A) for the payment of principal and any other interest or other amounts owing under the Note with respect to Tranche B.

To the extent that Bank One has received good funds therefor from Borrower, Bank One will promptly credit to Participant's account with Bank One, or will promptly credit to Participant's account with any bank previously designated by Participant in writing delivered to Bank One, any such interest, principal or other amounts to which Participant is entitled hereunder.

       Section 3. SPECIAL INTEREST PROVISIONS FOR TRANCHE B. Bank One and Participant acknowledge and agree that (a) interest accrues on the portion of the principal balance of the Note represented by Tranche B at a rate that is greater than the rate applicable to Tranche A, and (b) Borrower, with the consent of Participant, has the option to defer payment of such interest until the maturity of the Note.

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BOCP Energy Partners, L.P.
November 4, 1998
Page 3

       Section 4. BANK ONE'S LIMITED RESPONSIBILITY TO PARTICIPANT. Bank One makes no representation or warranty and shall have no responsibility with respect to the validity or enforceability of any of the Loan Documents, any engineering data relating to properties of Borrower or its affiliates, their financial condition or performance of their obligations under the Loan Documents, or the collectibility of the Note. In the making and handling of the Loan and any security therefor Bank One will exercise the same care that it exercises in the making and handling of loans and security for its own account, but no further responsibility is assumed by Bank One in connection therewith.

       Section 5. PARTICIPANT'S INDEPENDENT CREDIT DECISIONS. Participant acknowledges that it has made its own credit decision, examination, engineering evaluation and review with respect to the Loan, the Loan Documents and the validity, effectiveness, enforceability, genuineness and value of the Loan Documents, and that Participant has not relied on Bank One with respect to any thereof. Participant represents to Bank One that Participant shall make its own credit decisions, examinations, engineering evaluations and reviews with respect to all future decisions involving the Loan and the Loan Documents and agrees that Bank One shall have no responsibility with respect thereto.

       Section 6. REPORTS. Upon request by Participant, Bank One will send to Participant copies of any reports or information furnished to Bank One pursuant to the Loan Documents.

       Section 7. LIABILITIES AND EXPENSES. Participant shall pay to Bank One on demand Participant's pro rata share, at the time of incurrence by Bank One, of all liabilities (other than obligations to make advances and liabilities under participation agreements) and costs, expenses and disbursements incurred by Bank One in connection with the Loan or under any of the Loan Documents or in connection with any action which may be taken by Bank One to collect the Note or any other sums owing under any of the Loan Documents, to the extent such liabilities, costs, expenses or disbursements, or reimbursements therefor, are not paid to Bank One by Borrower or on Borrower's behalf. If Participant shall make a pro rata payment to Bank One pursuant to this section for which Bank One is later reimbursed, in whole or in part, by or on behalf of Borrower, Bank One shall return to Participant Participant's proportionate share of such reimbursement.

       Section 8. ASSIGNMENTS AND SUBPARTICIPATIONS. The Participation may not be transferred by Participant in whole or in part without the prior written consent of Bank One, and then only if the transferee accepts the conditions and assumes the obligations of Participant with respect to the Participation as contained in this Participation Agreement. Unless the entirety of the Participation is so transferred with Bank One's prior written consent, Bank One shall have no obligation or responsibility to any purported transferee and may treat Participant as the absolute owner of the Participation for the purpose of receiving payment and for all other purposes and

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BOCP Energy Partners, L.P.
November 4, 1998
Page 4

Bank One shall not be affected by any notice to the contrary. Participant may sell subparticipations in the Participation, but Bank One shall in all cases have no obligation or responsibility to any subparticipant and may treat Participant as the absolute owner of the Participation for the purpose of receiving payment and for all other purposes and Bank One shall not be affected by any notice to the contrary. All payments made to Participant shall be valid and effectual to satisfy and discharge Bank One's liability to the extent of the sum or sums so paid.

       Section 9. RIGHTS OF BANK ONE. Nothing contained in this Participation Agreement shall prohibit or limit the making of any further advance by Bank One to or for the benefit of Borrower, whether under Tranche A or otherwise. It is further understood and agreed that nothing contained herein shall prohibit or limit the rights of Bank One under the Loan Agreement and the other Loan Documents to do any or all of the following, none of which shall require the consent of Participant: (i) declare an event of default under the Loan Agreement; (ii) accelerate the maturity of the Note; (iii) take any action with respect to the obligations owed to it under any guaranty agreement or any other Loan Document, including without limitation any Loan Document executed as security for the Note or any other indebtedness evidenced by any Loan Document; (iv) change the date on which any payment under the Note or any other Loan Document is due; (v) waive any default under any Loan Document; or (vi) bring suit against or take any other action Borrower or any guarantor for enforcement of the rights of Bank One under the Loan Documents ; provided, however, that Bank One will not, without Participant's prior written consent: (a) release any material amount of collateral at any time securing the Note, or (b) agree to any reduction in the amounts payable under the Note, whether for principal or interest or otherwise.

       Section 10. SUBORDINATION. Participant agrees that its rights to receive payments hereunder are subordinate to the rights of Bank One under
Section 2 above to retain all payments by Borrower of indebtedness owing under the Loan Documents, as the same may be amended or modified from time to time, until all such indebtedness (other than Tranche B and interest or other amounts accruing in respect of Tranche B) has been paid in full. This subordination applies, among other things, to any distribution of the assets or readjustment of the indebtedness of Borrower, whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any action or proceeding involving a readjustment of any of the indebtedness of Borrower, or the application of the assets of Borrower to the payment or liquidation thereof.

       Section 11. BANK ONE NOT A FIDUCIARY. Nothing contained in this Participation Agreement shall be deemed to make Bank One a fiduciary of Participant, a partner or venturer of Participant, or to have any relationship with Participant other than that of a seller and a purchaser of a participation in a loan.

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BOCP Energy Partners, L.P.
November 4, 1998
Page 5

       Section 12.   ARBITRATION AND JURY WAIVER.

       (a) Bank One and Participant agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Participation Agreement, any Loan Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Houston, Texas, or at any other place selected by mutual agreement of the parties. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, and any such action shall not be deemed an election of remedies. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

       (b) PARTICIPANT AND BANK ONE HEREBY VOLUNTARILY, KNOWINGLY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG PARTICIPANT AND BANK ONE ARISING OUT OF OR IN ANY WAY RELATED TO THIS PARTICIPATION AGREEMENT, ANY LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN PARTICIPANT AND BANK ONE.

       Section 13. DEFAULT BY PARTICIPANT. In the event Participant fails to timely pay to Bank One any amount required to be made available by Participant hereunder, or upon the breach by Participant of any of its other obligations hereunder, Participant shall be liable to Bank One for all such amounts advanced hereunder by Bank One which Participant does not pay to Bank One, together with interest thereon at the "Prime Rate" referred to in the Loan Agreement from the date so advanced by Bank One until repaid, and all amounts payable with respect to the Note and other Loan Documents (whether with respect to or allocable to Tranche A, Tranche B or otherwise) shall be paid to and retained by Bank One until all such obligations of Participant to Bank One have been satisfied and no default by Participant exists hereunder. Once all obligations of Participant to Bank One shall have been satisfied, so that no default by Participant exists hereunder, Participant shall be entitled to receive all amounts payable hereunder with respect to its interest described herein, subject to its continued compliance with the terms hereof.

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BOCP Energy Partners, L.P.
November 4, 1998
Page 6

       Participant is requested to indicate its acceptance of the Participation, upon the terms hereinabove set forth, by executing and returning to Bank One one counterpart of this Participation Agreement.

                                          Yours truly,

                                   BANK ONE, TEXAS, N.A.


                                   By:
                                       --------------------------------------
                                          Name:
                                          Title:


       The undersigned Participant hereby accepts, takes and purchases, as of the date first set out above, the Participation described in the foregoing Participation Agreement and accepts and agrees to the terms and conditions contained therein.

                                   BOCP ENERGY PARTNERS, L.P.


                                   By:
                                       --------------------------------------
                                          Name:
                                          Title:


       Borrower hereby acknowledges receipt of a copy of the foregoing Participation Agreement and agrees to the terms thereof.

                                   TEXSTAR PETROLEUM, INC.


                                   By:
                                       --------------------------------------
                                          Name:
                                          Title: